Exhibit 10.1

No. WPCS-1	Warrant to Purchase 41,067 Shares of Common Stock (subject to adjustment)

WARRANT TO PURCHASE COMMON STOCK

OF

PORTALPLAYER, INC.

Void after November 17, 2014

This certifies that, for services rendered and value received, receipt and sufficiency of which are hereby acknowledged, GARY JOHNSON, or his registered assigns (the “Holder”), is entitled, subject to the terms and conditions set forth below, to purchase from PORTALPLAYER, INC., a Delaware corporation (the “Company”), FORTY-ONE THOUSAND SIXTY-SEVEN (41,067) shares of fully paid and nonassessable shares of Common Stock of the Company at a purchase price of $4.50 per share. The number, character and Exercise Price of such shares of Common Stock are subject to adjustment as provided below and all references to “Warrant Shares” and “Exercise Price” (as defined below) herein shall be deemed to include any such adjustment or series of adjustments. The term “Warrant” as used herein shall mean this Warrant, and any warrants delivered in substitution or exchange therefor as provided herein.

1. Term of Warrant. Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part, during the term commencing on the date hereof and ending at 5:00 p.m., Pacific standard time, on November 17, 2014, and shall be void thereafter (the “Exercise Period”).

2. Number of Shares, Exercise Price.

(a) This Warrant shall be exercisable for FORTY-ONE THOUSAND SIXTY-SEVEN (41,067) shares of Common Stock, as adjusted from time to time pursuant to Section 12 hereof (the “Warrant Shares”).

(b) The Exercise Price at which this Warrant may be exercised shall be $4.50 per share, as adjusted from time to time pursuant to Section 12 hereof (the “Exercise Price”).

3. Exercise of Warrant.

(a) Cash Exercise. This Warrant may be exercised by the Holder by (i) the surrender of this Warrant to the Company, with the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company) during the Exercise Period and (ii) the delivery of payment to the Company, for the account of the Company, by cash, wire transfer of immediately available funds to a bank account specified by the Company, or by certified or bank cashier’s check, of the Exercise Price for the number of Warrant Shares specified in the Exercise Form in lawful money of the United States of America. The Company agrees that such Warrant Shares shall be deemed to be issued to the Holder as the record holder of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for the Warrant Shares as aforesaid. A stock certificate or certificates for the Warrant Shares specified in the Exercise Form shall be delivered to the Holder as promptly as practicable thereafter. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the stock certificate or certificates, deliver to the Holder a new Warrant evidencing the rights to purchase the remaining Warrant Shares, which new Warrant shall in all other respects be identical with this Warrant. No adjustments shall be made on Warrant Shares issuable on the exercise of this Warrant for any cash dividends paid or payable to holders of record of Common Stock prior to the date as of which the Holder shall be deemed to be the record holder of such Warrant Shares.

(b) Net Issue Exercise. In lieu of exercising this Warrant pursuant to Section 3(a) hereof, this Warrant may be exercised by the Holder by the surrender of this Warrant to the Company, with a duly executed Exercise Form marked to reflect Net Issue Exercise and specifying the number of Warrant Shares to be purchased, during normal business hours on any Business Day during the Exercise Period. The Company agrees that such Warrant Shares shall be deemed to be issued to the Holder as the record holder of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered as aforesaid. Upon such exercise, the Holder shall be entitled to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant to the Company together with notice of such election in which event the Company shall issue to Holder a number of shares of the Company’s Common Stock computed as of the date of surrender of this Warrant to the Company using the following formula:

X =	Y(A-B)
A

Where	X =	the number of shares of Common Stock to be issued to Holder under this Section 3(b);

	Y =	the number of shares of Common Stock otherwise purchasable under this Warrant (as adjusted to the date of such calculation);

	A =	the fair market value of one share of the Company’s Common Stock (at the date of such calculation);

	B =	the Exercise Price (as adjusted to the date of such calculation).

(c) Fair Market Value. For purposes of Section 3(b) hereof, if there exists a public market for the Company’s Common Stock at the time of such exercise, the fair market value of one share of the Company’s Common Stock shall mean, as of any such exercise date:

(i) the fair market value of the shares of Common Stock as determined from the last closing price per share of the Company’s Common Stock on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or

(ii) the fair market value of the shares of Common Stock as determined from the last reported sales price per share of the Company’s Common Stock on the Nasdaq National Market or the Nasdaq Small-Cap Market (collectively, “Nasdaq”) if the Company’s Common Stock is not listed or traded on any such exchange, or

(iii) the fair market value of the shares of Common Stock as determined from the average of the bid and asked price per share as reported in the “pink sheets” published by the National Quotation Bureau, Inc. (the “pink sheets”) if the Company’s Common Stock is not listed or traded on any exchange or Nasdaq, or

(iv) if there is no such public market for the Company’s Common stock or if such quotations are not available, the fair market value per share of the Company’s Common Stock on the date such notice was received by the Company as reasonably determined in good faith by the Board of Directors of the Company.

(d) This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within ten (10) days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this Warrant may then be exercised.

4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

5. Withholding Taxes. To the extent required by applicable federal, state, local or foreign law, the Holder or his successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the exercise of the Warrant. The Company shall not be required to issue any Warrant Shares until such obligations are satisfied. The Company may permit the Holder to satisfy all or part of his withholding or income tax obligations by having the Company withhold all or a portion of any Warrant Shares that otherwise would be issued to him or by surrendering all or a portion of any Warrant Shares that he previously acquired. Such Warrant Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. In no event may the Holder have Warrant Shares withheld that would otherwise be issued to him in excess of the number necessary to satisfy the legally required minimum tax withholding.

6. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

7. Rights of Stockholders. Subject to Sections 10 and 12 of this Warrant, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised as provided herein.

8. Transfer of Warrant.

(a) Warrant Register. The Company will maintain a register (the “Warrant Register”) containing the names and addresses of the Holder or Holders. Any Holder of this Warrant or any portion thereof may change his address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

(b) Warrant Agent. The Company may, by written notice to the Holder, appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 8(a) hereof, issuing the Common Stock or other securities then issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant, or any or all of the foregoing. Thereafter, any such registration, issuance, exchange, or replacement, as the case may be, shall be made at the office of such agent.

(c) Transferability and Nonnegotiability of Warrant. This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company). Notwithstanding the foregoing, no investment representation letter or opinion of counsel shall be required for any transfer of this Warrant (or any portion thereof) or any shares of Common Stock issued upon exercise hereof or conversion thereof (i) in compliance with Rule 144 or Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), (ii) by gift, will or intestate succession by the Holder to his or her spouse or lineal descendants or ancestors or any trust for any of the foregoing or (iii) to a wholly-owned subsidiary or constituent partner (including limited partners), stockholder, member, retired partner or member of the Holder; provided that in each of the foregoing cases the transferee agrees in writing to be subject to the terms of this Section 8(c). In addition, if the holder of the Warrant (or any portion thereof) or any Common Stock issued upon exercise hereof or conversion thereof delivers to the Company an unqualified opinion of counsel that no subsequent transfer of such Warrant or Common Stock shall require registration under the 1933 Act, the Company shall, upon such contemplated transfer, promptly deliver new documents/certificates for such Warrant or Common Stock that do not bear the legend set forth in Section 8(e)(ii) hereof. Subject to the provisions of this Warrant with respect to compliance with the 1933 Act, title to this Warrant may be transferred by endorsement (by the Holder executing the Assignment Form annexed hereto) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

(d) Exchange of Warrant Upon a Transfer. On surrender of this Warrant for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Warrant with respect to compliance with the 1933 Act and with the limitations on assignments and transfers and contained in this Section 8, the Company at its expense shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof.

(e) Compliance with Securities Laws.

(i) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Common Stock to be issued upon exercise hereof or conversion thereof are being acquired solely for the Holder’s own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof or conversion thereof except under circumstances that will not result in a violation of the 1933 Act or any applicable state securities laws. Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of Common Stock so purchased are being acquired solely for the Holder’s own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

(ii) This Warrant and all shares of Common Stock issued upon exercise hereof or conversion thereof shall be stamped or imprinted with legends in substantially the following form (in addition to any legend required by state securities laws):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE OWNED BY A PERSON, OR PERSONS, WHO MAY BE CONSIDERED AN AFFILIATE FOR PURPOSES OF RULE 144 UNDER THE SECURITIES ACT OF 1933 (THE “ACT”). NO TRANSFER OF THESE SECURITIES OR ANY INTEREST THEREIN MAY BE MADE, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, UNLESS THE ISSUER HAS RECEIVED AN OPINION OF COUNSEL,

SATISFACTORY TO IT, THAT SUCH TRANSFER DOES NOT REQUIRE REGISTRATION UNDER THE ACT.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN AGREEMENT BY THE REGISTERED HOLDER HEREOF NOT TO OFFER, SELL, CONTRACT TO SELL, PLEDGE OR OTHERWISE DISPOSE OF SUCH SECURITIES (THE “LOCK-UP AGREEMENT”) FOR A PERIOD OF 180 DAYS FOLLOWING NOVEMBER 18, 2004, THE DATE OF THE FINAL PROSPECTUS FILED BY PORTALPLAYER, INC. WITH THE SECURITIES AND EXCHANGE COMMISSION; PROVIDED HOWEVER THAT IF (1) DURING THE LAST 17 DAYS OF THE INITIAL LOCK-UP PERIOD, PORTALPLAYER RELEASES EARNINGS RESULTS OR MATERIAL NEWS OR A MATERIAL EVENT RELATING TO PORTALPLAYER OCCURS OR (2) PRIOR TO THE EXPIRATION OF THE INITIAL LOCK-UP PERIOD, PORTALPLAYER ANNOUNCES THAT IT WILL RELEASE EARNINGS RESULTS DURING THE 16-DAY PERIOD BEGINNING ON THE LAST DAY OF THE INITIAL LOCK-UP PERIOD, THEN IN EACH CASE THE LOCK-UP PERIOD WILL BE EXTENDED UNTIL THE EXPIRATION OF THE 18-DAY PERIOD BEGINNING ON THE DATE OF RELEASE OF THE EARNINGS RESULTS OR THE OCCURRENCE OF THE MATERIAL NEWS OR MATERIAL EVENT.

(iii) The Company agrees to remove promptly, upon the request of the holder of this Warrant and Securities issuable upon exercise of the Warrant, the legend set forth in Section 8(e)(ii) hereof from the documents/certificates for such securities upon full compliance with this Agreement and Rules 144 and 145.

9. Reservation of Stock. The Company covenants that during the term this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock or other shares issuable upon exercise of the Warrant a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant (and shares of its Common Stock for issuance on conversion of such Common Stock) and, from time to time, will take all steps necessary to amend its Amended and Restated Certificate of Incorporation (the “Restated Certificate”) to provide sufficient reserves of shares of Common Stock issuable upon exercise of the Warrant. The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

10. Notices.

(a) In case:

(i) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right;

(ii) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation;

(iii) of any voluntary dissolution, liquidation or winding-up of the Company; or

(iv) of any redemption or conversion of all outstanding Preferred Stock or Common Stock;

then, and in each such case, the Company will mail or cause to be mailed to the Holder or Holders a notice specifying, as the case may be, (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least fifteen (15) days prior to the date therein specified.

(b) All such notices, advices and communications shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery and (ii) in the case of mailing, on the third (3rd) business day following the date of such mailing if sent to a United States address and on the tenth (10th) business day following the date of such mailing if sent to an address outside the United States.

11. Amendments. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the Company and the Holder.

12. Adjustments. The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as follows:

(a) Merger, Sale of Assets, etc. If at any time while this Warrant, or any portion thereof, is outstanding and unexpired there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company’s capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (iii) a sale or transfer of the Company’s properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 12. The foregoing provisions of this Section 12(b) shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company’s Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company’s Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

(b) Reclassification, etc. If the Company, at any time while this Warrant, or any portion thereof, remains outstanding and unexpired by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 12. No adjustment shall be made pursuant to this Section 12(b), upon any conversion or redemption of the Common Stock which is the subject of Section 12(a) hereof.

(c) Split, Subdivision or Combination of Shares. If the Company at any time while this Warrant, or any portion thereof, remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, then (i) in the case of a split or subdivision, the Exercise Price for such securities shall be proportionately decreased and the securities issuable upon exercise of this Warrant shall be proportionately increased, and (ii) in the case of a combination, the Exercise Price for such securities shall be proportionately increased and the securities issuable upon exercise of this Warrant shall be proportionately decreased.

(d) Adjustments for Dividends in Stock or Other Securities or Property. If while this Warrant, or any portion hereof, remains outstanding and unexpired the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 12.

(e) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 12, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish reasonably promptly to each Holder of this Warrant a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of any such Holder, furnish or cause to be furnished to such Holder a like certificate setting forth: (i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect; and (iii) the number of shares and the amount, if any, of other property that at the time would be received upon the exercise of the Warrant.

(f) No Impairment. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 12 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holders of this Warrant against impairment.

13. Representations and Covenants of Holder. This Warrant has been entered into by the Company in reliance upon the following representations and covenants of the Holder which the Holder hereby makes by execution of this Warrant.

(a) Investment Purpose. The right to acquire the Warrant Shares will be acquired for investment and not with a view to the sale or distribution of any part thereof, and the Holder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption.

(b) Private Issue. The Holder understands (i) that the Warrant Shares issuable upon exercise of this Warrant are not registered under the 1933 Act or qualified under applicable state securities laws on the ground that the issuance contemplated by this Warrant will be exempt from the registration and qualifications requirements thereof, and (ii) that the Company’s reliance on such exemption is predicated on the representations set forth in this Section 14.

(c) Financial Risk. The Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, and has the ability to bear the economic risks of its investment.

(d) Indefinite Holding Period. The Holder understands that it may be required to hold the Warrant Shares for an indefinite period. The Holder also understands that any sale of its rights as the Holder to purchase the Warrant Shares which might be made by it in reliance upon Rule 144 under the 1933 Act may be made only in accordance with the terms and conditions of that Rule.

(e) Accredited Investor. Holder is an “accredited investor” within the meaning of the Securities and Exchange Rule 501 of Regulation D, as presently in effect.

14. Miscellaneous.

(a) This Warrant shall be governed by the laws of the State of California as applied to agreements entered into in the State of California by and among residents of the State of California.

(b) In the event of a dispute with regard to the interpretation of this Warrant, the prevailing party may collect the cost of attorney’s fees, litigation expenses or such other expenses as may be incurred in the enforcement of the prevailing party’s rights hereunder.

(c) This Warrant shall be exercisable as provided for herein, except that in the event that the expiration date of this Warrant shall fall on a Saturday, Sunday and or United States federally recognized Holiday, this expiration date for this Warrant shall be extended to 5:00 p.m. Pacific standard time on the business day following such Saturday, Sunday or recognized Holiday.

IN WITNESS WHEREOF, the parties have executed this Warrant as of the date hereof.

Dated: November 17, 2004

PORTALPLAYER, INC.

By	/s/ Svend-Olav Carlsen
Title	Vice President and Chief Financial Officer

HOLDER

/s/ Gary Johnson

NOTICE OF EXERCISE

To: PORTALPLAYER, INC.

(1) The undersigned hereby elects to purchase                      shares of Common Stock of PORTALPLAYER, INC., pursuant to the terms of the attached Warrant, and ☐ tenders herewith payment of the purchase price for such shares in full or ☐ elects the net exercise option.

(2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock to be issued upon conversion thereof are being acquired solely for the account of the undersigned and not as a nominee for any other party, or for investment, and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws.

(3) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Name)

(4) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:

(Name)

________________________
(Date)	(Signature)

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:

Name of Assignee	Address	No. of Shares

and does hereby irrevocably constitute and appoint Attorney                                                       to make such transfer on the books of PORTALPLAYER, INC., maintained for the purpose, with full power of substitution in the premises.

The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the shares of stock to be issued upon exercise hereof or conversion thereof are being acquired for investment and that the Assignee will not offer, sell or otherwise dispose of this Warrant or any shares of stock to be issued upon exercise hereof or conversion thereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws. Further, the Assignee has acknowledged that upon exercise of this Warrant, the Assignee shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of stock so purchased are being acquired for investment and not with a view toward distribution or resale.

Dated:                                 .

Signature of Holder